EXHIBIT 28(g) 6 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust